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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended January 4, 2003, to be filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 11th day of February, 2003.

                                           V.F. CORPORATION
ATTEST:

                                           By: /s/ Mackey J. McDonald
/s/ Candace S. Cummings                        ---------------------------------
--------------------------------               Mackey J. McDonald
Candace S. Cummings                            Chairman of the Board, President
Secretary                                      and Chief Executive Officer

Principal Executive Officer:                   Principal Financial Officer:

/s/ Mackey J. McDonald                         /s/ Robert K. Shearer
--------------------------------               ---------------------------------
Mackey J. McDonald                             Robert K. Shearer
Chairman of the Board, President               Vice President-Finance and
and Chief Executive Officer                    Chief Financial Officer

/s/ Robert D. Buzzell                          /s/ Edward E. Crutchfield
--------------------------------               ---------------------------------
Robert D. Buzzell, Director                    Edward E. Crutchfield, Director

/s/ Juan Ernesto de Bedout                     /s/ Ursula F. Fairbairn
--------------------------------               ---------------------------------
Juan Ernesto de Bedout, Director               Ursula F. Fairbairn, Director

/s/ Barbara S. Feigin                          /s/ George Fellows
--------------------------------               ---------------------------------
Barbara S. Feigin, Director                    George Fellows, Director

/s/ Daniel R. Hesse
--------------------------------               _________________________________
Daniel R. Hesse, Director                      Robert J. Hurst, Director

/s/ W. Alan McCollough                         /s/ Mackey J. McDonald
--------------------------------               ---------------------------------
W. Alan McCollough, Director                   Mackey J. McDonald, Director

/s/ M. Rust Sharp                              /s/ Raymond G. Viault
--------------------------------               ---------------------------------
M. Rust Sharp, Director                        Raymond G. Viault, Director